EXHIBIT 10.265

                         AMENDMENT TO PURCHASE AGREEMENT
                                     BETWEEN
                        ROYALTY PHARMA FINANCE TRUST AND
                                       AND
                       LIGAND PHARMACEUTICALS INCORPORATED

     THIS AMENDMENT TO PURCHASE AGREEMENT (the "AMENDMENT") is made and entered into on this 1st day of October, 2003 by and between Royalty Pharma Finance Trust ("BUYER") and Ligand Pharmaceuticals Incorporated ("SELLER").

     WHEREAS, Seller and Buyer (as the assignee of Pharmaceutical Royalties International (Cayman) Ltd.) are parties to that certain Purchase Agreement dated as of March 6, 2002, as amended (the "PURCHASE AGREEMENT"), pursuant to which Seller agreed, subject to the terms thereof, to sell, transfer, assign and deliver to Buyer the right to receive from Seller the Applicable Percentage of the AHP Net Sales and the Applicable Percentage of the Pfizer Net Sales;

     WHEREAS, Seller and Buyer wish to further amend the Purchase Agreement as set forth herein;

     WHEREAS, on the date hereof Seller, Buyer and Investors, Trust & Custodial Services (Ireland) Limited, as Trustee for Royalty Pharma ("ROYALTY PHARMA"), have entered into an Option Agreement pursuant to which Royalty Pharma acquired the option to acquire rights to receive from Seller a specified percentage of AHP Net Sales and Pfizer Net Sales, and it is acknowledged and contemplated by Seller that the option granted to Royalty Pharma may be assigned to Buyer with the same effect as if the option was exercised by Buyer hereunder;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment and in the Purchase Agreement, and pursuant to
Section 8.02(a) of the Purchase Agreement, Seller and Buyer do hereby amend the Purchase Agreement, as follows:

     1. Section 2.02(a) is hereby amended by deleting it in its entirety and replacing it with the following:

     "2.02 OPTIONS. (a) Seller hereby grants to Buyer the following options, each exercisable at Buyer's sole discretion, to acquire rights to receive additional percentages of both AHP Net Sales and Pfizer Net Sales on the same terms as described above in Section 2.01(a). For clarity, such options may be exercised only for additional percentages of both AHP Net Sales and Pfizer Net Sales. Payment of the Option Exercise Price specified below represents payment for the additional percentages of both the AHP Net Sales and the Pfizer Net Sales.

--------------------- --------------------- ----------------- ------------------------
NOTICE DATE (EACH,    EXERCISE DATE (EACH,    EXERCISE PRICE  ADDITIONAL PERCENTAGE OF
A "NOTICE DATE")      AN "EXERCISE DATE")   (EACH, AN "OPTION  BOTH AHP NET SALES AND
                                             EXERCISE PRICE")     PFIZER NET SALES
--------------------- --------------------- ----------------- ------------------------
May 1, 2002           May 15, 2002               $3,000,000            0.125%
--------------------- --------------------- ----------------- ------------------------
September 20, 2002    September 30, 2002         $3,500,000            0.125%
--------------------- --------------------- ----------------- ------------------------
December 30, 2002 (1) December 31, 2002 (1)      $5,775,000            0.1875%
--------------------- --------------------- ----------------- ------------------------

---------------------- ---------------------- ---------------- -----------------------
December 15, 2003 (2)  December 31, 2003 (2)     $12,500,000           0.500%
---------------------- ---------------------- ---------------- -----------------------
September 20, 2004 (3) September 30, 2004 (3)         ***                *** (3)
---------------------- ---------------------- ---------------- -----------------------
March 16, 2005 (4)     March 30, 2005 (4)             ***                *** (4)
---------------------- ---------------------- ---------------- -----------------------

(1) With respect to this option only, the following terms shall apply notwithstanding anything to the contrary contained elsewhere in this Agreement:

If Buyer desires to exercise this option, Buyer shall give written notice (the "December 2002 Exercise Notice") to Seller at any time from the date which is 30 days prior to the applicable Notice Date up to and including 7:00 p.m. (New York City time) on such Notice Date. If Buyer delivers such December 2002 Exercise Notice, then:

          (i) unless by 9:00 p.m. (New York City time) on such Notice Date Seller delivers to Buyer an Exception Notice, Seller shall be deemed to have represented and warranted to Buyer that, as of the applicable Exercise Date, all of Seller's representations and warranties contained herein are true and correct in all material respects on and as of such Exercise Date as if made on such Exercise Date; and

          (ii) on such Exercise Date Buyer shall pay to Seller two-thirds (2/3) of the applicable Option Exercise Price; the remaining one-third (1/3) of such Option Exercise Price will be due and payable on the date that is one hundred twenty (120) days after such Exercise Date.

(2) With respect to this option only, to the extent that the first of either AHP or Pfizer, as applicable, releases Phase III clinical data relating to a lasofoxifene product or any Product (as defined in the AHP Agreement) containing bazedoxifene prior to December 31, 2003, and notwithstanding any Exercise Notice received prior to such date, the Exercise Date shall be the earlier of (a) the date that is thirty days after the date of such release and (b) the date that is the tenth Business Day after December 31, 2003, and the Notice Date shall be any date that is at least ten Business Days prior to the Exercise Date. Seller shall promptly provide Buyer with a written copy of AHP's or Pfizer's release of such Phase III data, unless such release is made public.

(3) With respect to this option only, to the extent that the first of either AHP or Pfizer, as applicable, receives from the U.S. Food and Drug Administration (the "FDA") a notification of acceptance of a New Drug Application relating to a lasofoxifene product or any Product (as defined in the AHP Agreement) containing bazedoxifene prior to September 30, 2004, and notwithstanding any Exercise Notice received prior to such date, the Exercise Date shall be the earlier of
(a) the date that is thirty days after the date of such notification and (b) October 30 2004, and the Notice Date shall be any date that is at least ten Business Days prior to the Exercise Date. Seller shall promptly provide Buyer with a written copy of the FDA's notification of acceptance or, in the event a copy of the FDA's official acceptance is not promptly available, Seller may in lieu thereof provide a copy of Pfizer's or AHP's press release or other evidence providing reasonable assurance to Buyer that the relevant event has occurred.

Notwithstanding the foregoing, with respect to this option only, if Phase III clinical data relating to a lasofoxifene product or any Product (as defined in the AHP Agreement) containing bazedoxifene is not released by AHP or Pfizer, as applicable, prior to March 31, 2004, (a) the Exercise Date shall be the date that is thirty calendar days after the first date that either AHP or Pfizer, as applicable, receives from the FDA a notification of acceptance of a New Drug Application relating to a lasofoxifene product or any Product (as defined in the AHP Agreement)


***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

containing bazedoxifene, and the Notice Date shall be any date that is at least ten Business Days prior to the Exercise Date, and (b) Seller shall reduce payments due hereunder to Buyer to the extent necessary to withhold an amount equal to the higher of (i) *** of any amounts payable to Buyer hereunder in respect of that portion of each of AHP Net Sales and Pfizer Net Sales, as applicable, in excess of $*** per year with respect to each individual lasofoxifene product or Product (as defined in the AHP Agreement) containing bazedoxifene (for the avoidance of doubt, Seller shall have no right to withhold amounts payable to Buyer hereunder with respect to the initial $*** in AHP Net Sales or Pfizer Net Sales, as applicable, in any year with respect to each individual lasofoxifene product or Product (as defined in the AHP Agreement) containing bazedoxifene), or (ii) *** of any amounts payable to Buyer hereunder in respect of aggregate AHP Net Sales and Pfizer Net Sales in excess of $*** per year with respect to all lasofoxifene products and Products (as defined in the AHP Agreement) containing bazedoxifene (for the avoidance of doubt, Seller shall have no right to withhold amounts payable to Buyer hereunder with respect to the initial $*** in aggregate AHP Net Sales or Pfizer Net Sales, as applicable, in any year with respect to all lasofoxifene products and Products (as defined in the AHP Agreement) containing bazedoxifene). For avoidance of doubt, the reductions by Seller in clauses (i) and (ii) in the preceding sentence shall only apply to this option, and shall not apply to any other options, exercised or unexercised, held by Buyer.

(4) With respect to this option only, to the extent that the first of either AHP or Pfizer, as applicable, receives from the U.S. Food and Drug Administration (the "FDA") a notification of approval of a New Drug Application relating to a lasofoxifene product or any Product (as defined in the AHP Agreement) containing bazedoxifene prior to March 30, 2005, and notwithstanding any Exercise Notice received prior to such date, the Exercise Date shall be the earlier of (a) the date that is thirty days after the date of such notification and (b) April 30 2005, and the Notice Date shall be any date that is at least ten Business Days prior to the Exercise Date. Seller shall promptly provide Buyer with a written copy of the FDA's notification of approval or, in the event a copy of the FDA's official approval is not promptly available, Seller may in lieu thereof provide a copy of Pfizer's or AHP's press release or other evidence providing reasonable assurance to Buyer that the relevant event has occurred.

Notwithstanding the foregoing, with respect to this option only, if Phase III clinical data relating to a lasofoxifene product or any Product (as defined in the AHP Agreement) containing bazedoxifene is not released by AHP or Pfizer, as applicable, prior to March 31, 2004, (a) the Exercise Date shall be the date that is thirty calendar days after the first date that either AHP or Pfizer, as applicable, receives from the FDA a notification of approval of a New Drug Application relating to a lasofoxifene product or any Product (as defined in the AHP Agreement) containing bazedoxifene, and the Notice Date shall be any date that is at least ten Business Days prior to the Exercise Date, and (b) Seller shall reduce payments due hereunder to Buyer to the extent necessary to withhold an amount equal to the higher of (i) *** of any amounts payable to Buyer hereunder in respect of that portion of each of AHP Net Sales and Pfizer Net Sales, as applicable, in excess of $*** per year with respect to each individual lasofoxifene product or Product (as defined in the AHP Agreement) containing bazedoxifene (for the avoidance of doubt, Seller shall have no right to withhold amounts payable to Buyer hereunder with respect to the initial $*** in AHP Net Sales or Pfizer Net Sales, as applicable, in any year with respect to each individual lasofoxifene product or Product (as defined in the AHP Agreement) containing bazedoxifene), or (ii) *** of any amounts payable to Buyer hereunder in respect of that portion of each of aggregate AHP Net Sales and Pfizer Net Sales in excess of $*** per year with respect to all lasofoxifene products and Products (as defined in the AHP Agreement) containing bazedoxifene (for the


***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

avoidance of doubt, Seller shall have no right to withhold amounts payable to Buyer hereunder with respect to the initial $*** in aggregate AHP Net Sales or Pfizer Net Sales, as applicable, in any year with respect to all lasofoxifene products and Products (as defined in the AHP Agreement) containing bazedoxifene). For avoidance of doubt, the reductions by Seller in clauses (i) and (ii) in the preceding sentence shall only apply to the this option, and shall not apply to any other options, exercised or unexercised, held by Buyer."

2. REPRESENTATIONS AND WARRANTIES. Seller hereby makes the representations and warranties made to Buyer in Sections 3.01, 3.02, 3.03 and 3.04 of the Purchase Agreement with respect to this Amendment to the same extent made in the Purchase Agreement with respect to such Purchase Agreement; Buyer hereby makes the representations and warranties made to Seller in Sections 4.01, 4.02, 4.03 and
4.04 of the Purchase Agreement with respect to this Amendment to the same extent made in the Purchase Agreement with respect to such Purchase Agreement.

3. DEFINITIONS. All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

4. GOVERNING LAW. This Amendment shall be governed construed in accordance with and governed by the law of the State of New York.

5. ENTIRE AGREEMENT. The Purchase Agreement, as amended hereby, constitutes the full and entire understanding between the parties regarding the subject matter herein. Except as otherwise expressly provided herein, the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. FULL FORCE AND EFFECT. Except as amended hereby, the Purchase Agreement shall remain in full force and effect.

7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

8. CAPTIONS. The titles and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]








***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

     IN WITNESS WHEREOF, the parties hereof have caused this Amendment to be duly executed and delivered as a deed by their respective authorized officers of the day and year first written above.

LIGAND PHARMACEUTICALS INCORPORATED

By:      /S/ WARNER BROADDUS
         -----------------------------------

Name:    WARNER R. BROADDUS
         -----------------------------------

Title:   VP & GENERAL COUNSEL
         -----------------------------------



ROYALTY PHARMA FINANCE TRUST

By:      RP Management LLC, as Administrator

/S/ PABLO LEGORRETA
-----------------------------
Pablo Legorreta, Member